UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2023

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Compliance with Nasdaq Listing Rule 5635(d)

As previously reported in the Current Report on Form 8-K filed on October 13, 2023 with the Securities and Exchange Commission (the “Commission”) by 180 Life Sciences Corp. (the “Company”, “we” and “us”), on October 11, 2023, the Company received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the shareholder approval requirements set forth in Nasdaq Listing Rule 5635(d), which requires prior shareholder approval for transactions, other than public offerings, involving the issuance of 20% or more of the pre-transaction shares outstanding at less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)).

The Staff’s determination under Listing Rule 5635(d) related to the offering and issuance by the Company of an aggregate of: (i) 666,925 shares of the Company’s common stock, $0.0001 par value (the “Shares”), at a price of $0.65 per share, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 3,948,460 shares of common stock, at a price of $0.6499 per Pre-Funded Warrant and (iii) warrants (the “Common Warrants”) to purchase up to 4,615,385 shares of Common Stock. The offering price per Share and associated Common Warrant was $0.65 and the offering price per Pre-Funded Warrant and associated Common Warrant was $0.6499. The Offering was previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on August 15, 2023.

The October 11, 2023 letter provided the Company 45 days to submit a plan to regain compliance. The plan of compliance was subsequently submitted by the Company to Nasdaq on November 9, 2023, and on November 14, 2023, Nasdaq granted the Company an extension, until December 15, 2023, to complete certain transactions set forth in the plan of compliance, in order to remedy its prior violation of Nasdaq rules as described in the October 11, 2023 letter from Nasdaq.

As disclosed in greater detail in the Current Report on Form 8-K filed by the Company with the Commission on November 29, 2023, the Company undertook several transactions, including amending the terms of the Common Warrants to not be exercisable until the Company’s stockholders approve such issuance in accordance with the Nasdaq Listing Rules, in order to regain compliance with Listing Rule 5635(d)(1)(A)).

As a result of those transactions, on December 14, 2023, Nasdaq provided the Company written notice that the Company has complied with the terms of the prior extension; that the Company complies with Listing Rule 5635(d)(1)(A)); and that the matter is now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2023

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D.
	Name:	James N. Woody, M.D., Ph.D.
	Title:	Chief Executive Officer

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